SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549





                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE

                       SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported): March 25, 1999

               Residential Funding Mortgage Securities II, Inc.
            (Exact name of registrant as specified in its charter)

                      DELAWARE     333-28025  41-1808858

   (State or other       (Commission file number)        (I.R.S. employer
   jurisdiction of                                     identification no.)
   incorporation)



8400 Normandale Lake Blvd., Suite 600, Minneapolis, MN          55437
--------------------------------------------------------     --------
 (Address of principal executive offices)                  (Zip code)

Registrant's telephone number, including area code:        (612) 832-7000

------------------------------------------------------------------------------
        (Former name or former address, if changed since last report)

                       Exhibit Index located on page 4.



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Items 1 through 6 and Item 8 are not included because they are not applicable.

Item 5.     Other Events.

            The consolidated financial statements of Ambac Assurance Corporation ("Ambac") and subsidiaries as of December 31, 1998 and 1997, and for each of the years in the three-year period ended December 31, 1998, which report appears in the Form 8-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission on March 24, 1999) are hereby incorporated by reference in (i) this Current Report on Form 8-K; (ii) the registration statement (No.333-28025) of the Registrant (the "Prospectus"); and (iii) the Prospectus Supplement for Home Equity Loan Pass-Through Certificates, Series 1999-HS2, and shall be deemed to be a part hereof.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

            (a)   Not applicable

            (b)   Not applicable

            (c)   Exhibits

            23. Consent of KPMG LLP, independent auditors of Ambac with respect to (a) the incorporation by reference in the Prospectus and Prospectus Supplement of their report dated January 27, 1999 on the audit of the consolidated financial statements of Ambac and its subsidiaries as of December 31, 1998 and 1997 and for each of the years in the three-year period ended December 31, 1998 and (b) with respect to the reference to their firm under the caption "Experts" in the Prospectus Supplement.

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                                  SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                               RESIDENTIAL FUNDING MORTGAGE
                               SECURITIES II, INC.




                               By: /s/Timothy A. Kruse
                               Name: Timothy A. Kruse
                               Title:    Vice President





Dated:  March 25, 1999





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SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                               RESIDENTIAL FUNDING MORTGAGE
                               SECURITIES II, INC.




                                By:
                                Name: Timothy A. Kruse
                                Title:Vice President





Dated:  March 25, 1999

                                     4


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                                  Exhibit 23
                        INDEPENDENT AUDITORS' CONSENT
The Board of Directors
Ambac Assurance Corporation:

We consent to the incorporation by reference in the registration statement (No. 333-28025) of Residential Funding Mortgage Securities II, Inc. (the "Registrant") and in the Prospectus Supplement of the Registrant (the "Prospectus Supplement") via the form 8-K of the Registrant dated March 25, 1999, of our report dated January 27, 1999 on the consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 1998 and 1997, and for each of the years in the three-year period ended December 31, 1998, which report appears in the Form 8-K of Ambac Financial Group, Inc. which was filed with the Securities and Exchange Commission on March 24, 1999 and to the reference to our firm under the heading "Experts" in the Prospectus Supplement.





                                    /s/KPMG LLP

                                    KPMG LLP


New York, New York
March 25, 1999




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